1933 Act Registration No. 811-8883
                       1940 Act Registration No. 333-59149
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20546

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
         Pre-Effective Amendment No.
                                      --------
         Post-Effective Amendment No.    9
                                      --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
         Amendment No.       12
                           --------

                         THE SHEPHERD STREET FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
              (Address of Principle Executive Offices and Zip Code)

                                  336-768-7230
               (Registrant's Telephone Number including Area Code)

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:
                                Jeffrey C. Howard
                        Salem Investment Counselors, Inc.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103


It is proposed that this filing will become effective (check appropriate box):
/   /  immediately upon filing pursuant to paragraph (b)
/ X /  on February 1, 2007 pursuant to paragraph (b)
/   /  60 days after filing pursuant to paragraph (a)(1)
/   /  on (date) pursuant to paragraph (a)(1)
/   /  75 days after filing pursuant to paragraph (a)(2)
/   /  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /  This  post-effective  amendment  designates  a  new effective  date for a previously filed post-effective amendment.

PROSPECTUS                                               [GRAPHIC OMITTED]

DATED FEBRUARY 1, 2007

                                                              SHEPHERD
                                                               STREET
                                                               EQUITY
                                                                FUND
                                                                ----

                         THE SHEPHERD STREET EQUITY FUND
                                  (THE "FUND")

                      A Diversified Mutual Fund offered by

                         THE SHEPHERD STREET FUNDS, INC.
                               480 SHEPHERD STREET
                       WINSTON-SALEM, NORTH CAROLINA 27103
                                 1-888-575-4800
================================================================================
The Fund attempts to achieve its investment objective of capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The minimum investment in the Fund is $1,000 for regular accounts and $500 for retirement accounts. The minimum subsequent investment is $500 for regular accounts and $50 for retirement accounts.

The Fund is a No-Load Fund. This means that 100% of your initial investment is invested in shares of the Fund.

                               TABLE OF CONTENTS
================================================================================

The Basics About the Fund .................................................... 2
Past Performance ............................................................. 4
Fees and Expenses ............................................................ 5
Additional Investment Information ............................................ 6
The Fund's Investment Adviser ................................................ 7
How to Buy Shares of the Fund ................................................ 8
How to Sell (Redeem) Your Shares .............................................13
Dividends and Distributions ..................................................16
Tax Considerations ...........................................................16
Financial Highlights .........................................................18
Customer Privacy Policy ......................................................19
For More Information .........................................................20

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.
================================================================================

THE BASICS ABOUT THE FUND
================================================================================

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INVESTMENT     The Fund aims  to increase the value of your  investment  through
OBJECTIVE:     capital growth. Capital growth is achieved when the prices of the securities in which the Fund invests increase over time, thereby increasing the value of your shares.

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INVESTMENT     The Fund seeks to achieve capital growth by  ordinarily investing
STRATEGIES:    investing at least 80% of its net assets in common  stocks and/or securities  convertible into common stocks. The Fund's investment
               adviser,  Salem  Investment  Counselors,   Inc.  (the  "Adviser")
               invests in the securities of companies that, in the Adviser's opinion, have an above-average potential for future earnings growth. Generally, the Adviser seeks to invest in companies that the Adviser believes are:

               (1) Established companies with above-average prospects for growth. These companies generally will have some or all of the following characteristics: strong performance records, solid market positions, high margins and return on equity, and reasonable financial strength;

               (2) Small and medium-sized companies (less than $6 billion in total market capitalization) that may be out of favor or not closely followed by investors and are selling at prices which do not reflect adequately their long-term business potential; and

               (3) Companies in industries that are or may be undergoing consolidation, where the likelihood of acquisitions is high.

               The Fund may also invest up to 25% of its assets in foreign equity securities when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective.

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PRINCIPAL      GENERAL RISKS.  You may lose money by investing in the Fund.  The
RISKS OF       value of the Fund's  investments  will vary from  day-to-day, and
INVESTING      and when you sell  your Fund shares,  they may be worth less than
IN THE FUND:   what you paid for them.

               STOCK PRICE/MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from general market, economic, political and global conditions. In some cases, stock prices have recovered from declines, but some stock price declines have lasted for months, or have not recovered.

               SMALL TO MEDIUM-CAP STOCKS RISK. The Fund may invest in companies with smaller market capitalizations (less than $6 billion in market capitalization). Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

               INTEREST RATE RISK. Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices may decline when investors anticipate or experience rising interest rates.

               BUSINESS   RISK.   From  time  to  time,  a  particular   set  of
               circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, regulation or deregulation of particular industries can have a material impact on the value of companies within the affected industry while having little or no impact on companies in other industries.

               MARKET VALUATION RISK. Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.
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PRINCIPAL      FOREIGN  SECURITIES  RISK.   Investments  in  foreign  securities
RISKS OF       involve   risks  that  may  be  different   from  those  of  U.S.
INVESTING securities. Foreign securities may not be subject to uniform IN THE FUND: audit, financial reporting or disclosure standards, practices or (CONTINUED) requirements comparable to those found in the United States.
               Foreign  securities  are  also  subject  to the  risk of  adverse
               changes  in   investment   or   exchange   control   regulations,
               expropriation  or  confiscatory  taxation,   limitations  on  the
               removal   of  funds  or  other   assets,   political   or  social
               instability,  nationalization  of  companies  or  industries.  In addition,  the dividend  and  interest  payable on certain of the
               Fund's foreign  securities may be subject to foreign  withholding taxes.  Foreign  securities also involve currency risks, which is the risk that the value of the foreign security will decrease due to  changes  in the  relative  value of the U.S.  dollar  and the security's underlying foreign currency.
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PAST PERFORMANCE
================================================================================
The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

      19.60%  -0.29%  -2.47%  -23.11%  31.80%  9.67%   -3.32%    7.10%
       1999    2000    2001     2002    2003   2004     2005     2006

Best Quarter:   4th Qtr 2001     18.70%
Worst Quarter:  3rd Qtr 2001    -18.80%

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2006):

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                            One        Five       Inception
                                            Year       Years    (Oct. 2, 1998)
                                           -------    --------  --------------
SHEPHERD STREET EQUITY FUND
Return Before Taxes                         7.10%      2.85%         5.96%
Return After Taxes on Distributions         7.02%      2.83%         5.69%
Return After Taxes on Distributions
   and Sale of Fund Shares                  4.72%      2.44%         5.04%

STANDARD & POOR'S 500 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes)                     15.79%      6.19%         6.16%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Front-End Sales Charge ......................................          None
Contingent Deferred Sales Charge ............................          None
Sales Charge on Reinvested Dividends ........................          None
Redemption Fee ..............................................          0.5%1

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES2.............................................         0.90%
DISTRIBUTION (12B-1) FEES3...................................         0.25%
OTHER EXPENSES ..............................................         0.00%
ACQUIRED FUND FEES AND EXPENSES4.............................         0.03%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES5........................         1.18%
                                                                      =====

1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. The redemption fee does not apply to shares purchased by reinvesting dividends.

2. Management fees include a fee of 0.40% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser.

3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

4. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

5. Total Annual Fund Operating Expenses reflected in the table are higher than the ratio of expenses to average net assets found in the Fund's Financial Highlights (see page 18 of this Prospectus) because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, which are not operating expenses under generally accepted accounting principles.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               One Year     Three Years     Five Years    Ten Years
               --------     -----------     ----------    ---------
                 $120          $375           $649         $1,432

A redemption fee of 0.5% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The Fund is a diversified mutual fund whose investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

Described below are the types of securities in which the Fund primarily invests. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").

COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash, money market and U.S. Government securities or other investments deemed suitable by the Adviser. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

THE FUND'S INVESTMENT ADVISER
================================================================================

The Adviser, Salem Investment Counselors, Inc., 480 Shepherd Street, Winston-Salem, North Carolina 27103, an investment advisory company founded in 1979 and registered as such with the Securities and Exchange Commission, is the investment adviser to the Fund. The Adviser is a private financial counseling firm with approximately $990 million under management as of December 31, 2006. The Adviser provides financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser has been investment adviser to the Fund since its inception.

For its investment advisory services to the Fund, the Adviser receives from the Fund a monthly fee equal to the annual rate of 0.40% of the Fund's average daily net assets. For its administrative services to the Fund, the Adviser receives from the Fund a monthly fee equal to the annual rate of 0.50% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Directors approving the Fund's investment advisory contract with the Adviser is available in the Fund's annual report for the fiscal year ended September 30, 2006.

PORTFOLIO MANAGER

Mr. David B. Rea, an Executive Vice President of the Adviser, has served as the Fund's portfolio manager since the Fund's inception in October 1998. Mr. Rea is also President of the Fund. Mr. Rea has been managing investment portfolios for individuals, corporations, trusts and retirement accounts since joining the Adviser in 1984. Mr. Rea has earned an MBA in finance, a law degree, and is a Chartered Financial Analyst. He has also served as Treasurer to the North Carolina Society of Chartered Financial Analysts.

The SAI contains further details about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

DISTRIBUTION FEES

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 to assist in the distribution of its shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing and distribution expenses at the rate of 0.25% of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

HOW TO BUY SHARES OF THE FUND
================================================================================

MINIMUM INVESTMENT AMOUNTS

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, must be drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000 or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to another party. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                        MINIMUM                 MINIMUM
TYPE OF                 INVESTMENT              SUBSEQUENT
ACCOUNT                 TO OPEN ACCOUNT         INVESTMENTS
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Regular                     $1,000                 $500
IRAs                        $  500                 $ 50
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                       AUTOMATIC INVESTMENT PLAN MEMBERS:

                        MINIMUM                 MINIMUM
TYPE OF                 INVESTMENT              SUBSEQUENT
ACCOUNT                 TO OPEN ACCOUNT         INVESTMENTS
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Regular                     $1,000              $100 per month minimum
IRAs                        $  500              $ 50 per month minimum
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OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. You may also invest in the Fund through an automatic investment plan. Please call the Fund with any questions, toll-free, at 1-888-575-4800.

PURCHASING SHARES BY MAIL

To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Shepherd Street Equity Fund, and mail the Form and check to:

    BY MAIL:                                BY OVERNIGHT COURIER:
    --------                                ---------------------
    Shepherd Street Funds, Inc.             Shepherd Street Funds, Inc.
    c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
    P.O. Box 46707                          225 Pictoria Drive, Suite 450
    Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

To make subsequent purchases, simply make a check payable to the Shepherd Street Equity Fund and mail the check to the above-mentioned address. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE MEMO LINE OF YOUR CHECK.

Your purchase order, if accompanied by payment, will be processed upon receipt by Ultimus Fund Solutions, LLC, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), your shares will be purchased at the Fund's net asset value ("NAV") calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.   Call 1-888-575-4800 to inform us that a wire is being sent.
2.   Fill out and mail or fax an Account Application to the Transfer Agent
3.   Obtain an account number from the Transfer Agent
4.   Ask your bank to wire funds to the account of:

                                    US Bank
                                 ABA# 075000022
                        For Shepherd Street Equity Fund
                              Account # 199456567
             Further Credit Account: (Your Name and Account Number)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application Form included with this prospectus, or call the Transfer Agent and it will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan section of the Application Form included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-888-575-4800.

DETERMINING SHARE PRICES

Shares of the Fund are offered at the next calculated NAV per share. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. Because a fair value determination is based on an assessment of the value of the security as determined in good faith by the Adviser, subject to the supervision of the Fund's Board of Directors, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The Fund's NAV per share is computed on all days on which the New York Stock Exchange ("NYSE") is open for business as of the close of regular trading hours on the NYSE, normally 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

Under the USA PATRIOT Act of 2001, we are required to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security number or other tax identification number, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. We will not consider your account application to be "completed" and we will not invest your money in the Fund or open your new account until we receive this required information. In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you. If we close your account because we cannot verify your identity, we will value the account at the NAV determined as of the close of the NYSE on the day in which your account is closed. In that case, redemption fees will be waived, but your redemption proceeds may be worth more or less than your original investment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market timing") vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund's ability to maximize investment return. These risks can have an adverse affect on the Fund's performance. Therefore, the Fund believes that short term investments are generally not suitable based on the Fund's investment objective and strategy.

The Fund's Board of Directors has adopted this policy to discourage short-term trading in shares of the Fund. The Board of Directors believes that the infrequency of "stale" prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. In addition, the Board believes that the Fund's existing redemption fee (0.5% on redemptions within 6 months) generally offsets the expense of short-term trading to the Fund.

The Fund discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Directors has adopted the following policies and procedures that are intended to discourage frequent purchases or redemptions in order to prevent unusually frequent or potentially predatory shareholder trading in shares of the Fund that may adversely effect shareholders ("Disruptive Trading"):

1. The Fund, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Transfer Agent prepares reports illustrating purchase and redemption activity to identify circumstances where a shareholder buys and then sells, or sells and then buys, shares of the Fund within a 60 day period (a "roundtrip transaction").

2. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 60-day period.

3. In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor.

4. The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading. The Fund will be unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades who do not currently disclose this information to the Fund. However, if the Fund suspects disruptive trading in an omnibus account, the Fund will contact the omnibus account holder to request additional information. The omnibus account holder will be expected to assist the Fund and, if necessary, the omnibus account holder may be required to prohibit additional trading by the investor(s) found to be involved in Disruptive Trading.

5. The Fund also monitors, through the Transfer Agent, redemptions of shares of the Fund within six months of purchase. The Board of Directors has adopted a 0.5% redemption fee that applies to such redemptions.

6. The Fund may also take action if a shareholder's trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable Shares are held longer than 60 days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to refuse to accept purchase orders under circumstances or in amounts considered disadvantageous to shareholders. Purchase orders will not be accepted unless they are accompanied by payment in U.S.
funds. Payment must be made by wire transfer or check drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before the NYSE closes in accordance with the broker's procedures, your purchase will be processed at the NAV calculated as of the close of the NYSE on that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

HOW TO SELL (REDEEM) YOUR SHARES
================================================================================
You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared, a period that may last up to 15 days.

BY MAIL

Redemption requests should be mailed via U.S. mail or overnight courier service to:

    BY U.S. MAIL:                           BY OVERNIGHT COURIER:
    -------------                           ---------------------
    Shepherd Street Funds, Inc.             Shepherd Street Funds, Inc.
    c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
    P.O. Box 46707                          225 Pictoria Drive, Suite 450
    Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

The selling price of the shares being redeemed will be the Fund's NAV per share next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed
3. The signatures of all account owners exactly as they are registered on the account
4.   Any required signature guarantees
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s); and
(iv) if a change of address request has been received by the Transfer Agent within 30 days prior to the request for redemption.

In addition, a signature guarantee is required if the shares to be redeemed from any Fund shareholder account over any 30-day period have a value of more than $25,000. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee." Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

BY TELEPHONE

You may redeem Fund shares having a value of $25,000 or less by calling the Transfer Agent at 1-888-575-4800 if you elected the telephone redemption option on your Application Form when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Transfer Agent within 30 days prior to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss if the procedures above are followed. However, if the procedures above are not followed, the Transfer Agent may be liable for such losses.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian currently charges a $15 fee for outgoing wires. This charge is subject to change at any time.

REDEMPTION FEE

A redemption fee of 0.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within six months of the date of purchase. The redemption fee is paid to the Fund to offset transaction costs and other expenses associated with short-term trading activity and to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fee will also not be assessed on the redemption of shares held through certain financial intermediaries not capable of accounting for redemption fees. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time.

REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $1,000, the Fund may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after this notice is mailed to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered retirement accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

PURCHASES AND REDEMPTIONS THROUGH BROKER-DEALERS

The Fund has authorized certain broker-dealers to accept on its behalf purchase and redemption orders for Fund shares. Such brokers and other financial professionals are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker-dealer or its authorized designee accepts the order. Such orders will be priced at the Fund's NAV next computed after such acceptance. If you purchase shares of the Fund through an authorized broker-dealer, the broker-dealer may charge separate fees and may impose requirements or conditions that are in addition to and different from those described in this Prospectus. Broker-dealers have the responsibility of transmitting purchase orders and funds, and of adjusting their customers' accounts following purchases or redemptions in a timely manner in accordance with their customer agreements and this Prospectus.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for the security. The Fund will generally make distributions of its net realized capital gains (after any reductions for capital loss carryforwards) once each year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

TAX CONSIDERATIONS
================================================================================
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and distributions of net short-term capital gains are generally taxable to you as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. The Fund expects most distributions to be in the form of capital gains.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended September 30, 2006, 2005 and 2004 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available without charge upon request. The information for years ended prior to September 30, 2004 was audited by other independent auditors.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year


                                                 YEAR          YEAR           YEAR            YEAR            YEAR
                                                 ENDED         ENDED          ENDED           ENDED           ENDED
                                               SEPT. 30,     SEPT. 30,      SEPT. 30,       SEPT. 30,       SEPT. 30,
                                                 2006          2005           2004            2003            2002
                                               ---------     ---------      ---------       ---------       ---------
Net asset value at beginning of year.........  $   14.33     $   13.51      $   12.03       $    9.70       $   11.23
                                               ---------     ---------      ---------       ---------       ---------

Income (loss) from investment operations:
  Net investment income (loss)...............       0.01          0.04          (0.02)          (0.02)          (0.04)
  Net realized and unrealized gains
    (losses) on investments..................       0.09          0.82           1.50            2.35           (1.49)
                                               ---------     ---------      ---------       ---------       ---------
Total from investment operations.............       0.10          0.86           1.48            2.33           (1.53)
                                               ---------     ---------      ---------       ---------       ---------
Less distributions:
  From net investment income.................         --         (0.04)            --              --              --
  In excess of net investment income.........         --         (0.00)(a)         --              --              --
                                               ---------     ---------      ---------       ---------       ---------
Total distributions..........................         --         (0.04)            --              --              --
                                               ---------     ---------      ---------       ---------       ---------
Proceeds from redemption
  fees collected.............................       0.00(a)       0.00(a)          --              --              --
                                               ---------     ---------      ---------       ---------       ---------
Net asset value at end of year...............  $   14.43     $   14.33      $   13.51       $   12.03       $    9.70
                                               =========     =========      =========       =========       =========
Total return(b)..............................      0.70%         6.33%         12.30%          24.02%         (13.62%)
                                               =========     =========      =========       =========       =========
Net assets at end of year (000's)............  $  25,757     $  29,808      $  25,722       $  21,145       $  11,385
                                               =========     =========      =========       =========       =========

Ratio of total expenses to
  average net assets(c)......................      1.15%         1.15%          1.15%           1.15%           1.15%
Ratio of net investment income
  (loss) to average net assets...............      0.06%         0.23%         (0.13%)         (0.17%)         (0.33%)
Portfolio turnover rate......................        99%           76%            87%             70%             65%

(a)  Less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent expense reimbursements by the Adviser, the ratio of net expenses to average net assets would have been 1.16% and 1.15% for the years ended September 30, 2006 and 2005, respectively. Prior to October 1, 2004 there were no expense reimbursements by the Adviser.

================================================================================
                            CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for The Shepherd Street Funds, Inc. (the "Fund") and Ultimus Fund Distributors, LLC, the Fund's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-888-575-4800   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

FOR MORE INFORMATION
================================================================================
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquires about the Fund, please contact the Fund at:

                         The Shepherd Street Funds, Inc.
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707
                                 1-888-575-4800

A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Fund also makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website at www.shepherdstreetfund.com.

YOU  MAY  ALSO   CONTACT  US   THROUGH   OUR  WEB  SITE  ON  THE   INTERNET   AT
WWW.SHEPHERDSTREETFUND.COM.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                      Investment Company Act File No.: 811-08883
20

                       STATEMENT OF ADDITIONAL INFORMATION

                           SHEPHERD STREET EQUITY FUND

                                FEBRUARY 1, 2007


                                   A series of
                         THE SHEPHERD STREET FUNDS, INC.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
                                 1-888-575-4800

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Shepherd Street Equity Fund (the "Fund") dated February 1, 2007. This Statement of Additional Information incorporates by reference information from the Fund's Annual Report to stockholders for the fiscal year ended September 30, 2006. You may obtain a copy of the Fund's Prospectus and Annual Report, free of charge, by writing to The Shepherd Street Funds, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-888-575-4800.


                                TABLE OF CONTENTS

        Management of the Fund...........................................      2
        Investment Policies and Restrictions.............................      2
        Investment Adviser...............................................      9
        Directors and Officers...........................................     12
        Principal Stockholders...........................................     14
        Performance Information..........................................     14
        Purchasing and Redeeming Shares..................................     17
        Policy Regarding the Selective Disclosure of Portfolio Holdings..     18
        Tax Information..................................................     20
        Portfolio Transactions...........................................     23
        Code of Ethics  .................................................     24
        Proxy Voting Policies ...........................................     24
        Custodian........................................................     24
        Transfer Agent, Fund Accountant and Administrator................     24
        Principal Underwriter............................................     25
        Independent Registered Public Accounting Firm....................     25
        Legal Counsel   .................................................     25
        Distribution Plan................................................     26
        Financial Statements.............................................     27
        Appendix A: Proxy Voting and Disclosure Policy...................     28

                             MANAGEMENT OF THE FUND

The Shepherd Street Funds, Inc. (the "Company"), an open-end management investment company, was incorporated in Maryland on July 16, 1998. The affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Fund's investment adviser, Salem Investment Counselors, Inc. (the "Adviser").

The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Stockholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and stockholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the laws of Maryland, under which the Company is incorporated, and the Company's bylaws, the Fund is not required to hold an annual meeting of stockholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund will not hold annual stockholder meetings unless required to do so under the 1940 Act.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This section provides additional information concerning the types of securities in which the Fund may invest, some of the risks associated with investments in those securities, and the Fund's investment restrictions.

The Fund is a diversified fund, meaning that as to at least 75% of the Fund's total assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities. The Fund normally will invest at least 80% of its net assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The principal types of securities in which the Fund may ordinarily invest are described in the Prospectus, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Accordingly, there may be less publicly available information about the companies that issue these securities. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risks, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, stockholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, stockholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

COMPANIES WITH UNUSUAL VALUATIONS BASED ON MANY TRADITIONAL METHODS. The market prices of securities of companies that are growing very quickly and/or the securities of companies that investors believe are addressing large potential markets (such as Internet-related businesses) that may not yet have been realized may reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in such securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income or profitability for these types of companies.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their stockholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund includes the gross dividends from such REITs in its distribution to its stockholders, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITs.

OPTIONS ON EQUITIES. Although the Fund will not normally do so, the Fund may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on indexes. Options contracts can include long-term options with durations of up to three years.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's net assets. When writing options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

OPTIONS RISK FACTORS.  The primary risks associated with the use of options are:
(1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities, including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. U.S. Government securities may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, stockholders are only exposed to interest rate risk.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other registered investment companies including, without limitation, other investment companies that invest in short-term debt securities (i.e., money market funds) and exchange-traded funds (ETF's).

As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's stockholders. The Fund may invest in such instruments, subject to the Fund's fundamental restrictions related to investment in other investment companies and limitations under the 1940 Act.

MONEY MARKET FUNDS. While investments in money market funds are less risky than many other types of investments, the Fund may lose money on its money market fund investments. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are subject to interest rate risks (rising interest rates tend to lower the value of debt instruments held by these types of funds), income risks (falling interest rates tend to lower income from interest payments on debt instruments held by these types of funds), credit risks (defaults on interest payments of securities held by these types of funds lowers their income) and inflation risks (rising inflation lowers the value of assets or income as it decreases the value of money). The realization of any of these risks could cause money market funds to lose money.

EXCHANGE TRADED FUNDS. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. ETFs may also be purchased in the secondary market at their market price, which generally follows the index the ETF is designed to track. When purchasing ETFs, the Fund is subject to the risks that the value of the index that the ETF follows will decline. ETFs are also subject to the risk of termination due to extraordinary events (e.g., termination of a license agreement with the underlying index that the ETF tracks, contract breach by a service provider to an ETF, etc.) Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed income ETFs are further subject to risks such as interest rate risks (rising interest rates tend to lower the value of debt instruments held by these types of funds), income risks (falling interest rates tend to lower income from interest payments on debt instruments held by these types of funds), credit risks (defaults on interest payments of securities held by these types of funds lowers their income) and inflation risks (rising inflation lowers the value of assets or income as it decreases the value of money).

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy by the Adviser.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limit set forth above.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash, money market and U.S. Government securities or other investments deemed suitable by the Adviser. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PORTFOLIO TURNOVER. Higher portfolio turnover activity typically results in higher brokerage costs to the Fund. In addition, higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, which may increase the taxable gains incurred by stockholders. The Adviser expects that the Fund will maintain a portfolio turnover rate below 100%, but you should be aware that the Fund may exceed that rate in any given year. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2006, 2005 and 2004 were 99%, 76% and 87%, respectively.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows. The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

5. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.   Make margin purchases or short sales of securities;

7. Invest in companies for the purpose of management or the exercise of control;

8. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities);

9. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

11.  Issue senior securities; or

12.  Invest in commodities, or invest in futures or options on commodities.

Restrictions 1 through 12 listed above are fundamental policies, and may be changed only with the approval of a majority of the outstanding shares of the Fund. For purposes of these fundamental investment restrictions, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without stockholder approval. The Fund may not:

a. Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);
b. Invest more than 15% of its net assets in securities that are not readily marketable;

c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization;
d. purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund;
e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or
f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts.

                               INVESTMENT ADVISER

The Adviser, Salem Investment Counselors, Inc., was organized as a corporation under the laws of the State of North Carolina in 1979 and registered as an investment adviser with the Securities and Exchange Commission in April 1979. The Adviser is a private financial counseling firm in North Carolina with approximately $990 million under management as of December 31, 2006. The Adviser provides financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to services agreements with the Company dated September 30, 1998. Messrs. David B. Rea, William R. Watson, Robert T. Beach, Dale M. Brown and Jeffrey C. Howard are officers of the Adviser as well as Directors and/or officers of the Company. Accordingly, each of those persons is considered an "affiliated person," as that term is defined by the Act. Mr. David B. Rea is portfolio manager for the Fund.

INVESTMENT ADVISORY AGREEMENT
-----------------------------
The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment objective, policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its stockholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Directors of the Company who are not "interested persons" of the Company or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Advisory Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. During the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid investment advisory fees of $111,797, $115,055 and $101,199, respectively, to the Adviser.

PORTFOLIO MANAGER
-----------------
The Fund's portfolio manager is David B. Rea. Mr. Rea has served as the Fund's portfolio manager since its inception on October 2, 1998. In this role he is responsible for all aspects of investment management of the Fund, including the day-to-day purchase and sale decisions. Mr. Rea is an Executive Vice President of the Adviser. He has been employed by the Adviser since June 1984.

OTHER ACCOUNTS MANAGED (AS OF SEPTEMBER 30, 2006)

Mr. Rea is also responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

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                                                                                                                 Total Assets of
                                                                                            Number of Accounts   Accounts Managed
                                                                           Total Assets of     Managed with     with Advisory Fee
    Name of                                         Total Number of Other  Other Accounts   Advisory Fee Based       Based on
Portfolio Manager        Type of Accounts              Accounts Managed        Managed         on Performance      Performance
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
David B. Rea       Registered Investment Companies:            0                  $0                 0                   $0
                   Other Pooled Investment Vehicles:           0                  $0                 0                   $0
                   Other Accounts:                            75             $300 million            0                   $0

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POTENTIAL CONFLICTS OF INTEREST

The Adviser does not believe that any material conflicts of interest exist as a result of Mr. Rea managing both the Fund and the other accounts listed above. The investment strategies of the Fund and the other accounts managed by Mr. Rea do not materially conflict in any way.

The Adviser will frequently recommend purchases or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the other accounts in a manner which the Adviser deems equitable, taking into consideration such factors as size of the accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

The Adviser has adopted a Code of Ethics that governs the personal trading activity of the Portfolio Manager. The Code of Ethics is designed to protect the interests of the Fund and the Adviser's other clients.

COMPENSATION

Compensation of Mr. Rea includes a fixed salary paid by the Adviser plus 1/5 of the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of assets under management by the Adviser, including assets of the Fund. However, compensation is not directly based upon the Fund's performance nor the value of the Fund's assets.

OWNERSHIP OF FUND SHARES

The following table indicates the dollar range of securities of the Fund beneficially owned by Mr. Rea as of September 30, 2006.

        ---------------------------------------------------------------

                   Name of               Dollar Value of Fund Shares
               Portfolio Manager              Beneficially Owned
        ---------------------------------------------------------------
         David B. Rea                        $500,001- $1,000,000
        ---------------------------------------------------------------

OPERATING SERVICES AGREEMENT
----------------------------
The Company has also entered into an Operating Services Agreement (the "Services Agreement") with the Adviser. Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting                                6.  custodial
2.  administrative                            7.  fund share distribution
3.  legal (except litigation)                 8.  shareholder reporting
4.  dividend disbursing and transfer agent    9.  sub-accounting
5.  registrar                                 10. recordkeeping services

For its services to the Fund under the Services Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. During the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid fees under the Services Agreement of $139,747, $143,818 and $126,499, respectively, to the Adviser.

The effect of the Advisory Agreement and the Services Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90% of the Fund's average daily net assets. The only other expenses incurred by the Fund are distribution (12b-1) fees, brokerage fees, taxes, borrowing costs, legal fees relating to Fund litigation, and other extraordinary expenses.

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

The Adviser, with the Company's consent, retains Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide transfer agency, fund accounting and administrative services for the Fund, and retains Ultimus Fund Distributors, LLC (the "Distributor") to act as principal underwriter for the Fund's shares. All fees charged by Ultimus are paid by the Adviser. The Distributor's fees are paid by the Fund pursuant to the Fund's Rule 12b-1 plan.

                             DIRECTORS AND OFFICERS

Overall responsibility for conduct of the Company's affairs rests with the Board of Directors. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The Directors serve for an indefinite term and the officers are elected annually. The following is a list of the Directors and executive officers of the Company. Each Director who is an "interested person" of the Company, as defined by the 1940 Act, is indicated by an asterisk.

The Company will call a meeting of stockholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares. The Company's bylaws contain procedures for the removal of Directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Directors.

=================================================================================================================================

                                                                                                                    Number of
                                                                                                                  Portfolios in
                                                                                                                    the Fund
                                   Position(s)    Length              Principal Occupation During the                Complex
                                    Held with     of Time              Past 5 Years and Directorships              Overseen by
Name, Address and Age              the Company    Served                    Of Public Companies                     Director
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

*David B. Rea                     Director and    Since      Investment Counselor with Salem Investment                 1
480 Shepherd Street                 President     Sept.      Counselors, Inc.
Winston-Salem, NC 27114                           1998
(age 51)

---------------------------------------------------------------------------------------------------------------------------------
*William R. Watson                Director and    Since      Investment Counselor with Salem Investment                 1
480 Shepherd Street              Vice President   Sept.      Counselors, Inc.
Winston-Salem, NC 27114                           1998
(age 65)

---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

J. Paul Breitbach                   Director      Since      Retired.  Prior to January 2002, Executive Vice            1
320 Buckingham Road                               May        President of Krispy Kreme Doughnut Corporation.
Winston-Salem, NC 27104                           2002       Currently serves as a Director of Old Dominion Freight
(age 69)                                                     Line, Inc., a freight transportation company.

---------------------------------------------------------------------------------------------------------------------------------
James T. Broyhill **                Director      Since      Retired.  Former U.S. Congressman; former Secretary of     1
1930 Virginia Road                                Sept.      North Carolina Department of Economic and
Winston-Salem, NC 27104                           1998       Community Development.  Currently serves as a
(age 79)                                                     Director of BMC Fund, Inc., a closed-end management
                                                             investment company.

---------------------------------------------------------------------------------------------------------------------------------
James G. Hanes III                  Director      Since      Farmer in southern Virginia.  Serves on a number of        1
3920 Beechridge Road                              July       community boards and is involved in numerous
Winston-Salem, NC 27106                           2002       philanthropic causes.
(age 63)

---------------------------------------------------------------------------------------------------------------------------------


                                      -12-

---------------------------------------------------------------------------------------------------------------------------------
James L. Hilmer                     Director      Since      Marketing consultant.                                      1
621 Idlewyld Drive                                May
Fort Lauderdale, Florida 33301                    2002
(age 62)

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EXECUTIVE OFFICERS:

Robert T. Beach  **              Vice President   Since      Investment Counselor with Salem Investment
480 Shepherd Street                               Sept.      Counselors, Inc.
Winston-Salem, NC 27114                           1998
(age 60)

---------------------------------------------------------------------------------------------------------------------------------
Dale M. Brown                    Vice President   Since      Investment Counselor with Salem Investment
480 Shepherd Street                               Sept.      Counselors, Inc.
Winston-Salem, NC 27114                           1998
(age 54)

---------------------------------------------------------------------------------------------------------------------------------
Jeffrey C. Howard                  Secretary,     Since      Investment Counselor with Salem Investment
480 Shepherd Street               Treasurer and   Sept.      Counselors, Inc.
Winston-Salem, NC 27114               Chief       1998
(age 53)                           Compliance
                                     Officer

---------------------------------------------------------------------------------------------------------------------------------

     * David B. Rea and William R. Watson, as affiliated persons of the Adviser, are "interested persons" of the Company within the meaning of
          Section 2(a)(19) of the 1940 Act.

     **   James T. Broyhill is the father-in-law of Robert T. Beach.

BOARD COMMITTEES. The Board of Directors has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are J. Paul Breitbach, James T. Broyhill, James G. Hanes, III and James L. Hilmer. The Audit Committee held one meeting during the fiscal year ended September 30, 2006. The Board of Directors has no nominating or compensation committee or any committee performing similar functions.

DIRECTORS' OWNERSHIP OF FUND SHARES. The following table shows each Director's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Director. Information is provided as of December 31, 2006.

                            Dollar Range of           Aggregate Dollar
                           Fund Shares Owned        Range of Shares of All
Name of Director              by Director         Funds Overseen by Director
--------------------------------------------------------------------------------

David B. Rea                 Over $100,000              Over $100,000
William R. Watson           $10,001--$50,000           $10,001--$50,000
J. Paul Breitbach           $10,001--$50,000           $10,001--$50,000
James T. Broyhill            Over $100,000              Over $100,000
James G. Hanes III         $50,001--$100,000          $50,001--$100,000
James L. Hilmer             $10,001--$50,000           $10,001--$50,000

DIRECTOR COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation for serving as a Director or officer of the Company. The following table provides compensation amounts paid during the fiscal year ended September 30, 2006 to each of the Directors:

                                                                                  Total
                         Aggregate                                             Compensation
                        Compensation     Pension or       Estimated Annual    for Services to
                        for Services     Retirement        Benefits Upon        Company and
Director                 to Company    Benefits Accrued      Retirement         Fund Complex
--------                 ----------    ----------------      ----------         ------------
David B. Rea*               None            None                 None               None
William R. Watson*          None            None                 None               None
J. Paul Breitbach          $5,000           None                 None              $5,000
James T. Broyhill          $5,000           None                 None              $5,000
James G. Hanes III         $4,500           None                 None              $4,500
James L. Hilmer            $4,000           None                 None              $4,000

     *    Interested person of the Company as defined in the 1940 Act.

                             PRINCIPAL STOCKHOLDERS

As of January 1, 2007, the following accounts owned of record 5% or more of the Fund's outstanding shares:

Name and Address                      Number of Fund     Percentage of Fund's
of Stockholder                        Shares Owned       Outstanding Shares
------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                781,217               44%
101 Montgomery Street
San Francisco, California 94104

BB&T Trust Company                        388,746               22%
434 Fayetteville Street Mall, 4th Floor
Raleigh, North Carolina 27601

As of January 1, 2007, the Directors and officers of the Company as a group owned of record 10.3% of the outstanding shares of the Fund.

                             PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

Where:    P = a hypothetical initial investment of $1,000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may also quote average  annual total return over the specified  periods
(i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund's average annual total returns for the periods ended September 30, 2006:

                                                              Since Inception
                                      One Year   Five Years    (Oct. 2, 1998)
                                      --------   ----------    --------------
Return Before Taxes                    0.70%        5.19%           5.37%
Return After Taxes on Distributions    0.70%        5.19%           5.11%
Return After Taxes on Distributions
  and Sale of Fund Shares              0.45%        4.48%           4.51%

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the cumulative return of the Fund for the period since inception (October 2, 1998) to September 30, 2006 is 51.96%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three year period ended September 30, 2006 is 6.34%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2[(a-b/cd + 1) 6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective stockholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions will be made at net asset value. The Fund's net asset value ("NAV") is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities which are quoted by NASDAQ are valued at the Official Closing Price reported by NASDAQ. Securities for which quotations are not available and any other assets are valued at their fair value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund's NAV is determined as of the close of business on the NYSE (normally 4:00 p.m., Eastern time). The NAV is calculated by subtracting its liabilities from the closing fair value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales loads, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a redemption fee equal to 0.5% of the NAV.

TELEPHONE PURCHASES BY SECURITIES FIRMS. Brokerage firms that are NASD members may telephone the Transfer Agent at 1-888-575-4800 and buy shares for investors who have investments in the Fund through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to follow these established procedures, the Transfer Agent may be liable. The Fund may modify or terminate these telephone privileges at any time.

         POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Directors of the Fund has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to stockholders of the Fund or other persons.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to stockholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, stockholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o Information regarding Portfolio Securities and other information regarding the investment activities of the Fund may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. Currently, the Fund is providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been reviewed by the Chief Compliance Officer ("CCO") of the Fund, who found that this disclosure was in the best interest of stockholders and serves a legitimate business interest of the Fund. Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.


-----------------------------------------------------------------------------------------------------------------------------------
NAME OF RATING OR RANKING                                     TIMING OF RELEASE AND CONDITIONS         RECEIPT OF COMPENSATION OR
ORGANIZATION                INFORMATION PROVIDED              OR RESTRICTIONS ON USE                   OTHER CONSIDERATION BY THE
                                                                                                        FUND OR AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.           CUSIP, description, shares/par,   Provided monthly, with a 30-day                      None
                            market value                      lag. No formal conditions or
                                                              restrictions.
-----------------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                CUSIP, description, shares/par    Provided monthly, with a 30-day                      None
                                                              lag.  No formal conditions or
                                                              restrictions.  Lipper indicates that it
                                                              will  not trade based on the Fund's
                                                              portfolio information, and it
                                                              prohibits  its employees from any
                                                              such trading.



-----------------------------------------------------------------------------------------------------------------------------------


                                      -18-

-----------------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, shares/par, market value   Provided monthly, with a 30-day                      None
                                                              lag.  No formal conditions or
                                                              restrictions.  Bloomberg indicates
                                                              that it requires all employees to sign
                                                              confidentiality agreements
                                                              acknowledging all information
                                                              received during their employment
                                                              must be used for legitimate business
                                                              purposes only.
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.      CUSIP, description, shares/par,   Provided monthly, with a 30-day                      None
                            market value, coupon, maturity    lag.  No formal conditions or
                            date, % of total net assets       restrictions.  S&P indicates that its
                                                              employees are required to follow a
                                                              code of business conduct that
                                                              prohibits them from using portfolio
                                                              information for anything other than
                                                              performing their job responsibilities,
                                                              and S&P employees must certify
                                                              annually that they have followed this
                                                              code of business conduct.
-----------------------------------------------------------------------------------------------------------------------------------

          The  Board  of  Directors  has  concluded  that  providing   portfolio
          information to these rating or ranking organizations does not pose a significant risk to the Fund or its stockholders.

     o The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all stockholders of the Fund. Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

          ----------------------------------------------------------------------------------------------------
                                                   FREQUENCY OF ACCESS TO
               TYPE OF SERVICE PROVIDER             PORTFOLIO INFORMATION              RESTRICTIONS ON USE
          ----------------------------------------------------------------------------------------------------
            Adviser                          Daily                                   Contractual and Ethical
          ----------------------------------------------------------------------------------------------------
            Administrator and Distributor    Daily                                   Contractual and Ethical
          ----------------------------------------------------------------------------------------------------
            Custodian                        Daily                                   Contractual and Ethical
          ----------------------------------------------------------------------------------------------------
            Auditor                          During annual audit                     Ethical
          ----------------------------------------------------------------------------------------------------
            Legal counsel                    Regulatory filings, board meetings,     Ethical
                                             and if a legal issue regarding the
                                             portfolio requires counsel's review

          ----------------------------------------------------------------------------------------------------
            Broker/dealers through which     Daily access to purchase and/or sale    Contractual and Ethical
            Fund purchases  and  sells       information - no broker/dealer has
            portfolio securities             access to the Fund's entire portfolio
          ----------------------------------------------------------------------------------------------------

          The Board of Directors has determined that the Fund and its stockholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

     o The CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any stockholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any stockholder of the Fund. The CCO must inform the Board of Directors of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Directors following such approval.

     o Neither the Adviser nor the Fund (or any affiliated person, employee, officer or director of the Adviser or the Fund) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                                 TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its stockholders. Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the stockholder has requested in writing to have them paid by check.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2006, the Fund has a capital loss carryforward of $31,454, of which $28,164 expires on September 30, 2011 and $3,290 expires September 30, 2014. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to stockholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

TAXATION OF THE STOCKHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the stockholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual stockholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual stockholder to benefit from the lower tax rate on Qualified Dividends, the stockholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the stockholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual stockholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate stockholders. A corporate stockholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the stockholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate stockholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate stockholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Stockholders are advised annually of the source of distributions for federal income tax purposes. A stockholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the stockholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the stockholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a stockholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the stockholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a stockholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to stockholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a stockholder's cost basis, such distribution would be taxable to the stockholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

If a stockholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. For purposes of determining whether shares in the Fund have been held for six months or less, a stockholder's holding period is suspended for any periods during which the stockholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a stockholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it is possible that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by stockholders of above-average amounts of taxes on realized investment gains. Distributions to stockholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser, subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

During the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid brokerage commissions of $73,072, $66,106 and $54,735, respectively.

During the fiscal year ended September 30, 2006, the Fund acquired common stock of the parent company of Citigroup Global Markets Inc., one of the Company's "regular broker-dealers" as defined in the 1940 Act. The market value of the Fund's aggregate holdings of such stock was $1,158,950 as of September 30, 2006.

                                 CODE OF ETHICS

The Company, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Codes to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Company, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

The Company and the Adviser have adopted a Proxy Voting and Disclosure Policy that describes how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting and Disclosure Policy is attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Fund at 1-888-575-4800, or on the SEC's website at http://www.sec.gov.

                                    CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

The Adviser has retained Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to act as the Fund's transfer agent. Ultimus maintains the records of each stockholder's account, answers stockholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Adviser for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Adviser pays all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to stockholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of the Fund's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

                              PRINCIPAL UNDERWRITER

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Company pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Directors or a vote of a majority of the Fund's outstanding shares, and (ii) by a majority of the Directors who are not interested persons of the Company or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Company. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Company.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

                                  LEGAL COUNSEL

Kilpatrick Stockton LLP, 3737 Glenwood Avenue, Suite 400, Raleigh, North Carolina 27612, acts as legal counsel to the Company.

                                DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to make payments to the Adviser to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund stockholders. The Plan expressly limits payments to the Adviser in any fiscal year to a maximum of .25% of the average daily net assets of the Fund.

Pursuant to the Plan, the Adviser is paid a fee each month for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others. Any expenses of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. It is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

During the fiscal year ended September 30, 2006, the Fund made payments of $69,873 to the Adviser pursuant to the Plan.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for distribution activities in promoting the sale of the Fund's shares. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders.

The Plan has been approved by the Company's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested Directors be committed to the discretion of the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty: (1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, (2) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, or (3) automatically by any act that terminates the Advisory Agreement with the Adviser.

The Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Company, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

                              FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2006.

                                   APPENDIX A



                        SALEM INVESTMENT COUNSELORS, INC.
                                       AND
                         THE SHEPHERD STREET FUNDS, INC.

                       PROXY VOTING AND DISCLOSURE POLICY


I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when Salem has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The Advisers Act Amendments require that Salem Investment Counselors, Inc. ("Salem") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Salem has actually voted their proxies. The IC Amendments require that The Shepherd Street Funds, Inc. (the "Fund") disclose the policies and procedures that the Fund uses to determine how to vote proxies for its portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Salem and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

     Overall, proxy voting will be managed in an effort to act in the best interests of Salem's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.

II.  SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

     Salem and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of its shareholders. Salem and its portfolio managers (the "Portfolio Manager") are committed to voting corporate proxies in the manner that serves the best interests of their clients. The Fund has delegated the voting of its proxies to Salem, as the Fund's investment adviser.

     The following details Salem's philosophy and practice regarding the voting of proxies.

     A.   GENERAL

          Salem believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, Salem believes that it is likely that similar proposals for different companies will, in some cases, receive different votes because of different corporate circumstances.

     B.   PROCEDURES

          To implement Salem's proxy voting policies, Salem has developed the following procedures for voting proxies.

          1. Portfolio Managers generally manage client portfolios using Salem's "focus list" of stocks (the "Focus List"), tailoring each client's particular portfolio to the client's unique circumstances. Upon receipt of a corporate proxy by Salem, the annual report and the proxy are submitted to the Portfolio Manager responsible for the inclusion of the company's stock on the Focus List. Any proxies received for companies not on Salem's Focus List are submitted to the Portfolio Manager whose client holds the company's stock, or to the firm's designated "proxy officer."

          2. The Portfolio Manager receiving proxy materials (the "Responsible Portfolio Manager") is then responsible for reviewing the annual report, proposals, and proposal summaries. Following his or her review and the consideration of what vote is in the best interests of clients, the Responsible Portfolio Manager will then vote applicable proxies.

          3. Salem will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the
               Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on controversial or particularly sensitive topics, the Responsible Portfolio Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Salem's files.

     C.   CERTAIN MATTERS

          While Salem's policy is to review each proxy proposal on its individual merits, certain routine matters, such as approval of the audit committee or election of the members of the board of directors, generally are not controversial. In these cases, the Responsible
          Portfolio Manager will ordinarily vote in line with management's recommendations.

III. CONFLICTS

     In cases where Salem is aware of a conflict between the interests of a client and the interests of Salem or an affiliated person of Salem, Salem will always vote the proxies in the best interest of its clients, unless Salem notifies a client of such conflict and obtains a written consent from the client, acknowledging the conflict and waiving objection. In cases where Salem is aware of a conflict between the interests of the Fund or its shareholders and the interests of an affiliated person of the Fund, Salem
     will  always  vote  the  proxies  in  the  best   interest  of  the  Fund's
     shareholders.

IV.  SALEM DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires Salem to disclose in response to any client request how the client can obtain information from Salem on how its securities were voted. Salem will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Salem. Upon receiving a written request from a client, Salem will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Salem to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Salem will provide such a description in
     Part II of its Form ADV. Upon receiving a written request from a client, Salem will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

V.   FUND DISCLOSURE

     A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

          Beginning with the Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund will disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          Beginning after June 30, 2004, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Beginning after June 30, 2004, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)    The name of the issuer of the portfolio security;
          (ii)   The exchange ticker symbol of the portfolio security;
          (iii)  The Council  on  Uniform  Security   Identification  Procedures
                 ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv)   The shareholder meeting date;
          (v)    A brief identification of the matter voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii)  Whether the Fund cast is vote on the matter;
          (viii) How the Fund cast is vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix)   Whether the Fund cast its vote for or against management.

          The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VI.  RECORDKEEPING

     Salem shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)    A copy of this Policy;
          (ii)   Proxy Statements received regarding client securities;
          (iii)  Records of votes cast on behalf of clients;

          (iv) Any documents prepared by Salem that were material to making a decision how to vote, or that memorialized the basis for the decision;
          (v)    Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Salem. These records may be kept as part of Salem's records.

Salem may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Salem that are maintained with a third party such as a proxy voting service, provided that Salem has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                           This the 1st day of May, 2003



                                           -------------------------------------
                                           Dale Brown, President

                        ==============================




                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND







                        ==============================



                        THE SHEPHERD STREET FUNDS, INC.
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2006

THE SHEPHERD STREET EQUITY FUND                                 OCTOBER 30, 2006
================================================================================

Dear Shareholder:

On September 30, 2006, the Shepherd Street Equity Fund (the "Fund") completed its eighth year of investment operations. For the past twelve months, the Fund posted a return of 0.70%. By comparison, the S&P 500, the Fund's benchmark, posted a return of 10.79%. After nearly seven years of outperformance by small- and mid-cap companies, we believed that many large-caps, traditionally blue chip stocks were under-valued and under-owned. We bought those stocks at what we considered to be extremely reasonable prices, but during the year we were not rewarded and our underperformance relative to the S&P 500 was the most significant in the Fund's history. The Fund's cumulative return now totals 51.96% and the average annual return is 5.37% compared to the 53.43% cumulative return in the S&P 500 and the average annual return of 5.50%.

Our investment process is driven by valuations as we focus on the intrinsic value of a company and the risk adjusted return to our portfolio. We believe that buying above average businesses at below average prices will result in outperformance over the long term. Often that requires seeking what is out of favor and contrary to the prevailing views in the market. While our poor performance over the past twelve months was generally due to our belief that large-cap S&P 500 names that have lagged the small- and mid-caps for nearly seven years, offered the type of investment value that is rewarded in the long term, the Fund struggled for two specific reasons. First, the Fund's holdings in the energy sector did not perform well over the year as their exploration and production efforts were slow to take advantage of high energy prices. Second, several of our technology stocks underperformed, particularly Intel and Dell, which posted poor operational results leading to significant sell-offs in their share price. Both companies have had to refocus their efforts and we believe that they have taken the necessary steps to improve their operations and share prices.

Several of our stocks performed very well for the year. Our top holding was Novagold, a small mineral exploration company that gained 96% for the twelve month period. The Fund also enjoyed strong performance in its investments in Cisco Systems (up 28%), Falconstor Software (increasing 27%) and Pepsi (gaining 15%). The Fund has continued to take advantage of opportunities in the initial public offering and secondary market. Over the last twelve months, these investments added .55% to the Fund's overall return.

In our last report to you, we discussed the pressures that energy prices and the Federal Reserve have had on the equity markets. Recently, both of these pressures have abated and the markets have responded positively with several indices reaching all time highs. Energy prices have fallen to a much more reasonable level and the Federal Reserve has signaled that it may be through raising interest rates. Although there is concern that the economy has been weakened too much by interest rate hikes and high energy prices, corporate and consumer sentiment suggest the economy will continue to show moderate growth and our companies continue to report solid earnings growth. Consequently, we are very optimistic about the potential for our holdings in the coming months. Although it has taken longer than we anticipated, it appears the market has come to realize that large-cap growth stocks are selling at historically low prices relative to their earnings and potential growth. As a result, these companies have seen significant increases in share prices over the past several months, confirming that our willingness to own companies that others reject or ignore will continue to drive our long term success.

We very much appreciate your investment in the Shepherd Street Equity Fund and continue to pledge our total effort to grow your investment.

                                                Sincerely yours,

                                                /s/ David B. Rea

                                                David B. Rea, Portfolio Manager

THE SHEPHERD STREET EQUITY FUND
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX


                              [GRAPHIC OMITTED]


     THE SHEPHERD STREET EQUITY FUND            S&P 500 INDEX
     -------------------------------           ---------------

        10/1/1998     $   10,000            10/1/1998    $   10,000
       12/31/1998         12,040           12/31/1998        12,506
        3/31/1999         12,080            3/31/1999        13,129
        6/30/1999         13,730            6/30/1999        14,055
        9/30/1999         12,840            9/30/1999        13,177
       12/31/1999         14,400           12/31/1999        15,138
        3/31/2000         15,085            3/31/2000        15,485
        6/30/2000         15,054            6/30/2000        15,073
        9/30/2000         15,064            9/30/2000        14,927
       12/31/2000         14,359           12/31/2000        13,759
        3/31/2001         13,085            3/31/2001        12,128
        6/30/2001         14,529            6/30/2001        12,837
        9/30/2001         11,797            9/30/2001        10,953
       12/31/2001         14,004           12/31/2001        12,126
        3/31/2002         13,310            3/31/2002        12,159
        6/30/2002         12,071            6/30/2002        10,530
        9/30/2002         10,190            9/30/2002         8,710
       12/31/2002         10,768           12/31/2002         9,445
        3/31/2003         10,684            3/31/2003         9,148
        6/30/2003         11,987            6/30/2003        10,556
        9/30/2003         12,638            9/30/2003        10,835
       12/31/2003         14,193           12/31/2003        12,155
        3/31/2004         14,960            3/31/2004        12,361
        6/30/2004         14,770            6/30/2004        12,573
        9/30/2004         14,193            9/30/2004        12,338
       12/31/2004         15,565           12/31/2004        13,477
        3/31/2005         14,575            3/31/2005        13,187
        6/30/2005         14,775            6/30/2005        13,368
        9/30/2005         15,091            9/30/2005        13,849
       12/31/2005         15,049           12/31/2005        14,138
        3/31/2006         15,670            3/31/2006        14,733
        6/30/2006         14,617            6/30/2006        14,521
        9/30/2006         15,196            9/30/2006        15,343

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                        Average Annual Total Returns(a)
                                    (for periods ended September 30, 2006)

                                     1 YEAR     5 YEARS    SINCE INCEPTION*
                                     ------     -------    ----------------
The Shepherd Street Equity Fund       0.70%      5.19%          5.37%
Standard & Poor's 500 Index          10.79%      6.97%          5.50%
--------------------------------------------------------------------------------

*    Initial public offering of shares was October 2, 1998.

(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE SHEPHERD STREET EQUITY FUND
================================================================================
                THE SHEPHERD STREET EQUITY FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                      AS OF SEPTEMBER 30, 2006 (UNAUDITED)


                              [GRAPHIC OMITTED]


                                    The Shepherd Street    S&P 500
                                         Equity Fund        Index
                                    --------------------   -------
Consumer Discretionary                       3.0%           10.1%
Consumer Staples                            12.6%            9.6%
Energy                                       4.2%            9.4%
Financials                                  18.0%           22.2%
Health Care                                 20.1%           12.7%
Industrials                                  7.5%           10.9%
Information Technology                      21.4%           15.3%
Materials                                    8.5%            2.9%
Telecommunication Services                   4.5%            3.5%
Utilities                                    0.0%            3.4%



                                TOP TEN HOLDINGS
                         SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

         SECURITY DESCRIPTION                      % OF NET ASSETS
         ------------------------------------      ---------------
         NovaGold Resources, Inc.                        6.1%
         Cisco Systems, Inc.                             5.4%
         Pfizer, Inc.                                    5.2%
         Johnson & Johnson                               4.8%
         Amgen, Inc.                                     4.7%
         PepsiCo, Inc.                                   4.6%
         Citigroup, Inc.                                 4.5%
         Berkshire Hathaway, Inc. - Class A              4.5%
         Capital One Financial Corporation               4.4%
         Nokia Oyj - ADR                                 4.2%

THE SHEPHERD STREET EQUITY FUND
================================================================================
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2006


  SHARES  COMMON STOCKS -- 93.7%                                       VALUE
  ------                                                            -----------
          CONSUMER DISCRETIONARY -- 2.8%
  26,000  Lowe's Companies, Inc. .................................. $   729,560
                                                                    -----------

          CONSUMER STAPLES -- 11.9%
   5,000  Altria Group, Inc. ......................................     382,750
  18,175  PepsiCo, Inc. ...........................................   1,186,101
  16,000  Procter & Gamble Company (The) ..........................     991,680
  10,000  Wal-Mart Stores, Inc. ...................................     493,200
                                                                    -----------
                                                                      3,053,731
                                                                    -----------

          ENERGY -- 3.9%
 200,000  FX Energy, Inc.(a) ......................................   1,020,000
                                                                    -----------

          FINANCIALS -- 16.9%
      12  Berkshire Hathaway, Inc. - Class A(a) ...................   1,149,600
  14,500  Capital One Financial Corporation .......................   1,140,570
  23,333  Citigroup, Inc. .........................................   1,158,950
  40,000  Security Bank Corporation ...............................     904,400
                                                                    -----------
                                                                      4,353,520
                                                                    -----------
          HEALTH CARE -- 18.9%
  17,000  Amgen, Inc.(a) ..........................................   1,216,010
  19,000  Johnson & Johnson .......................................   1,233,860
  47,000  Pfizer, Inc. ............................................   1,332,920
  14,000  WellPoint, Inc.(a) ......................................   1,078,700
                                                                    -----------
                                                                      4,861,490
                                                                    -----------
          INDUSTRIALS -- 7.0%
  10,000  3M Company ..............................................     744,200
  30,000  General Electric Company ................................   1,059,000
                                                                    -----------
                                                                      1,803,200
                                                                    -----------
          INFORMATION TECHNOLOGY -- 20.1%
  15,000  Automatic Data Processing, Inc. .........................     710,100
  61,000  Cisco Systems, Inc.(a) ..................................   1,403,000
 140,000  FalconStor Software, Inc.(a) ............................   1,076,600
  50,000  Intel Corporation .......................................   1,028,500
  35,000  Microsoft Corporation ...................................     956,550
                                                                    -----------
                                                                      5,174,750
                                                                    -----------
          MATERIALS -- 8.0%
 200,000  EuroZinc Mining Corporation(a) ..........................     492,000
 100,000  NovaGold Resources, Inc.(a) .............................   1,569,000
                                                                    -----------
                                                                      2,061,000
                                                                    -----------

THE SHEPHERD STREET EQUITY FUND
================================================================================
SCHEDULE OF INVESTMENTS (CONTINUED)


  SHARES  COMMON STOCKS -- 93.7% (CONTINUED)                           VALUE
  ------                                                            -----------
          TELECOMMUNICATION SERVICES -- 4.2%
  55,000  Nokia Oyj - ADR ......................................... $ 1,082,950
                                                                    -----------

          TOTAL COMMON STOCKS (Cost $19,998,562) .................. $24,140,201
                                                                    -----------

  SHARES  CLOSED END DOMESTIC FUNDS -- 4.1%                            VALUE
  ------                                                            -----------
  11,000  iShares MSCI Emerging Markets Index Fund
             (Cost $964,667)....................................... $ 1,064,470
                                                                    -----------

  SHARES  MONEY MARKET SECURITIES -- 2.2%                              VALUE
  ------                                                            -----------
 557,578  First American Treasury Obligations Fund - Class A
             (Cost $557,578)....................................... $   557,578
                                                                    -----------

          TOTAL INVESTMENTS AT VALUE -- 100.0% (Cost $21,520,807) . $25,762,249

          LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) .........     ( 5,251)
                                                                    -----------

          NET ASSETS -- 100.0% .................................... $25,756,998
                                                                    ===========

(a)  Non-income producing security.

ADR - American Depositary Receipt






                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2006

ASSETS
 Investments in securities:
   At acquisition cost ............................................ $21,520,807
                                                                    ===========
   At market value (Note 1) ....................................... $25,762,249
 Receivable for capital shares sold ...............................       1,153
 Receivable for investment securities sold ........................     162,514
 Dividends receivable .............................................      15,096
                                                                    -----------
   TOTAL ASSETS ...................................................  25,941,012
                                                                    -----------

LIABILITIES
 Payable for capital shares redeemed ..............................       4,360
 Payable for investment securities purchased ......................     159,500
 Due to Advisor (Note 3) ..........................................      14,273
 Accrued distribution fees (Note 3) ...............................       5,256
 Other liabilities ................................................         625
                                                                    -----------
   TOTAL LIABILITIES...............................................     184,014
                                                                    -----------

NET ASSETS ........................................................ $25,756,998
                                                                    ===========

Net assets consist of:
 Common stock (500,000,000 shares ($.0001 par value)
   authorized, 1,785,143 shares outstanding) ...................... $       178
 Additional paid-in capital .......................................  21,586,148
 Accumulated undistributed net investment income ..................      16,839
 Accumulated net realized losses from security transactions .......     (87,609)
 Net unrealized appreciation on investments .......................   4,241,442
                                                                    -----------
Net assets ........................................................ $25,756,998
                                                                    ===========

Shares of common stock outstanding ................................   1,785,143
                                                                    ===========

Net asset value and offering price per share(a).................... $     14.43
                                                                    ===========


(a)  Redemption price varies based on length of time held (Note 1).







                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

INVESTMENT INCOME
 Dividends (Net of foreign tax of $3,616) ......................... $   338,256
                                                                    -----------

EXPENSES
 Investment advisory fees (Note 3) ................................     111,797
 Service fees (Note 3) ............................................     139,747
 Distribution fees (Note 3) .......................................      69,873
 Interest expense (Note 4) ........................................       2,033
                                                                    -----------
   Total expenses .................................................     323,450
 Expenses reimbursed by the Advisor (Note 3) ......................      (2,033)
                                                                    -----------
   Net expenses ...................................................     321,417
                                                                    -----------

NET INVESTMENT INCOME .............................................      16,839
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 Net realized gains from security transactions.....................     189,928
 Net change in unrealized appreciation/depreciation on investments.   ( 118,084)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..................      71,844
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................ $    88,683
                                                                    ===========







                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR           YEAR
                                                        ENDED          ENDED
                                                    SEPTEMBER 30,  SEPTEMBER 30,
                                                        2006           2005
                                                    ------------   ------------
FROM OPERATIONS
  Net investment income ..........................  $     16,839   $     65,318
  Net realized gains from security transactions ..       189,928        345,824
  Net change in unrealized appreciation/
    depreciation on investments ..................      (118,084)     1,270,695
                                                    ------------   ------------
Net increase in net assets from operations .......        88,683      1,681,837
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................            --        (65,318)
  In excess of net investment income .............            --         (6,673)
                                                    ------------   ------------
Total distributions ..............................            --        (71,991)
                                                    ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................     2,249,958      5,472,161
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ............            --         71,929
  Proceeds from redemption fees collected (Note 1)           535            465
  Payment for shares redeemed ....................    (6,390,430)    (3,068,346)
                                                    ------------   ------------
Net increase (decrease) in net assets
  from capital share transactions ................    (4,139,937)     2,476,209
                                                    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........    (4,051,254)     4,086,055
NET ASSETS
  Beginning of year ..............................    29,808,252     25,722,197
                                                    ------------   ------------
  End of year ....................................  $ 25,756,998   $ 29,808,252
                                                    ============   ============
ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ..........................  $     16,839   $         --
                                                    ============   ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................       157,559        387,966
  Reinvested .....................................            --          4,867
  Redeemed .......................................     ( 452,118)     ( 217,410)
                                                    ------------   ------------
  Net increase (decrease) in shares outstanding ..     ( 294,559)       175,423
  Shares outstanding at beginning of year ........     2,079,702      1,904,279
                                                    ------------   ------------
  Shares outstanding at end of year ..............     1,785,143      2,079,702
                                                    ============   ============

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share Outstanding Throughout Each Year

                                               YEAR         YEAR         YEAR        YEAR        YEAR
                                              ENDED        ENDED        ENDED       ENDED       ENDED
                                            SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,   SEPT. 30,
                                               2006        2005         2004        2003        2002
                                            --------     --------     --------    --------    --------
Net asset value at beginning of year......  $  14.33     $  13.51     $  12.03    $   9.70    $  11.23
                                            --------     --------     --------    --------    ---------
Income (loss) from investment operations:
  Net investment income (loss)............      0.01         0.04       ( 0.02)     ( 0.02)     ( 0.04)
  Net realized and unrealized gains
    (losses) on investments...............      0.09         0.82         1.50        2.35      ( 1.49)
                                            --------     --------     --------    --------    ---------
Total from investment operations..........      0.10         0.86         1.48        2.33      ( 1.53)
                                            --------     --------     --------    --------    ---------
Less distributions:
  From net investment income .............        --       ( 0.04)          --          --          --
  In excess of net investment income .....        --       ( 0.00)(a)       --          --          --
                                            --------     --------     --------    --------    ---------
Total distributions ......................        --       ( 0.04)          --          --          --
                                            --------     --------     --------    --------    ---------
Proceeds from redemption
  fees collected (Note 1) ................      0.00(a)      0.00(a)        --          --          --
                                            --------     --------     --------    --------    ---------
Net asset value at end of year ...........  $  14.43     $  14.33     $  13.51    $  12.03    $   9.70
                                           =========     ========     ========    ========    =========
Total return(b) ..........................     0.70%        6.33%       12.30%      24.02%     (13.62%)
                                           =========     ========     ========    ========    =========

Net assets at end of year (000's).........  $ 25,757     $ 29,808     $ 25,722    $ 21,145    $ 11,385
                                           =========     ========     ========    ========    =========

Ratio of total expenses to
  average net assets(c) ..................     1.15%        1.15%        1.15%       1.15%        1.15%
Ratio of net investment income
  (loss) to average net assets ...........     0.06%        0.23%      ( 0.13%)    ( 0.17%)    ( 0.33%)
Portfolio turnover rate ..................       99%          76%          87%         70%          65%

(a)  Less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent expense reimbursements by the Advisor, the ratio of net expenses to average net assets would have been 1.16% and 1.15% for the years ended September 30, 2006 and 2005, respectively. Prior to October 1, 2004 there were no expense reimbursements by the Advisor.





                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940. The Fund's investment objective is growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America.

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Other assets and securities for which no quotations are readily available or for which quotations the Advisor believes do not reflect market value are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase. For the years ended September 30, 2006 and 2005, proceeds from redemption fees totaled $535 and $465, respectively.

Security transactions and investment income -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains,

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)

if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions paid during the year ended September 30, 2006. The tax character of distributions paid during the year ended September 30, 2005 was ordinary income.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax  character  of  distributable  earnings  at  September  30,  2006 was as follows:
--------------------------------------------------------------------------------
Cost of portfolio investments  ................................... $ 21,576,962
                                                                   ============
Gross unrealized appreciation .................................... $  4,533,841
Gross  unrealized  depreciation ..................................     (348,554)
                                                                   ------------
Net unrealized appreciation .....................................  $  4,185,287
Capital  loss  carryforwards ....................................       (31,454)
Undistributed  ordinary income ..................................        16,839
                                                                   ------------
Total  distributable earnings ...................................  $  4,170,672
                                                                   ============
--------------------------------------------------------------------------------
The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of September 30, 2006 the Fund had a capital loss carryforward of $31,454, of which $28,164 expires September 30, 2011 and $3,290 expires September 30, 2014. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)

2. INVESTMENT TRANSACTIONS

During the year ended September 30, 2006, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $27,534,170 and $31,321,404, respectively.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2006, the Advisor received fees of $111,797 under the Advisory Agreement and voluntarily reimbursed the Fund for borrowing costs of $2,033.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended September 30, 2006, the Advisor received fees of $139,747 under the Servicing Agreement. The Advisor pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2006, the Advisor received payments from the Fund of $69,873.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

Certain directors and officers of the Fund are directors and/or officers of the Advisor or of Ultimus.

4. BANK LINE OF CREDIT

The Fund has an unsecured $200,000 bank line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the year ended September 30, 2006, the Fund incurred $2,033 of interest expense related to borrowings. Average debt outstanding during the year ended September 30, 2006 was $25,939. As of September 30, 2006, the Fund had no outstanding borrowings.

THE SHEPHERD STREET EQUITY FUND
================================================================================
NOTES TO THE FINANCIAL STATEMENTS (Continued)

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Company's officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. CONCENTRATIONS

At September 30, 2006, the Fund has investments in excess of 10% in the Consumer Staples, Financials, Health Care and Information Technology sectors. Although the Fund has a diversified investment portfolio, these concentrations may cause the Fund to be more sensitive to economic changes or events occurring in these sectors.

7. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE SHEPHERD STREET EQUITY FUND
================================================================================
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
THE SHEPHERD STREET FUNDS, INC.
WINSTON-SALEM, NORTH CAROLINA

We have audited the accompanying statement of assets and liabilities of Shepherd Street Equity Fund, a series of shares of The Shepherd Street Funds, Inc., including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2003 have been audited by other auditors, whose report dated October 23, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepherd Street Equity Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                           /s/ Briggs, Bunting & Dougherty, LLP

                                           BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 14, 2006

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)

Overall responsibility for management of the Company rests with the Board of Directors. The Directors serve during the lifetime of the Company and until its termination, or until death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and executive officer of the
Company:


                                                                                       NUMBER OF
                                                POSITION(S)                            PORTFOLIOS IN FUND   OTHER
                                   LENGTH OF    HELD WITH   PRINCIPAL OCCUPATION(S)    COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE              TIME SERVED  COMPANY     DURING PAST 5 YEARS        BY DIRECTOR          HELD BY DIRECTOR
============================================================================================================================
*David B. Rea (age 51)             Since        President/  Investment Counselor with         1                  None
480 Shepherd Street                Sept. 1998   Director    Salem Investment
Winston-Salem, NC 27114                                     Counselors, Inc.

*William R. Watson (age  65)       Since        Director/   Investment Counselor with         1                  None
480 Shepherd Street                Sept. 1998   Vice        Salem Investment
Winston-Salem, NC 27114                         President   Counselors, Inc.


INDEPENDENT  DIRECTORS:

James T. Broyhill (age  79)**      Since        Director    Retired. Former U.S.              1             Director of BMC
1930  Virginia  Road               Sept. 1998               Congressman; former                             Fund, Inc., a
Winston-Salem,  NC  27104                                   Secretary of North Carolina                     closed-end
                                                            Department of Economic and                      management
                                                            Community Development.                          investment company.

J. Paul Breitbach (age  68)        Since        Director    Retired. Prior to January         1             Director of Old
320 Buckingham Road                May 2002                 2002, Executive Vice                            Dominion Freight
Winston-Salem,  NC  27104                                   President of Krispy Kreme                       Lines, a freight
                                                            Doughnut Corporation                            transportation
                                                                                                            company

James L. Hilmer (age 61)           Since        Director    Marketing consultant              1                  None
621  Idlewyld  Drive               May 2002
Fort Lauderdale,  FL  33301

James G. Hanes III (age 63)        Since        Director    Serves on a number of             1                  None
3920  Beechridge  Road             July 2002                community boards and is
Winston-Salem,  NC 27106                                    involved in numerous
                                                            philanthropic causes; farmer
                                                            in southern Virginia

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)
(Continued)

                              LENGTH OF         POSITION(S) HELD WITH   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         TIME SERVED       COMPANY                 DURING PAST 5 YEARS
=======================================================================================================
EXECUTIVE OFFICERS:
Robert T. Beach (age 60) **   Since Sept. 1998  Vice President          Investment Counselor with Salem
480 Shepherd Street                                                     Investment Counselors, Inc.
Winston-Salem, NC 27114

Dale M. Brown (age 53)        Since Sept. 1998  Vice President          Investment Counselor with Salem
480 Shepherd Street                                                     Investment Counselors, Inc.
Winston-Salem, NC 27114

Jeffrey C. Howard (age 52)    Since Sept. 1998  Secretary, Treasurer    Investment Counselor with Salem
480 Shepherd Street                             and Chief Compliance    Investment Counselors, Inc.
Winston-Salem, NC 27114                         Officer

* David B. Rea and William R. Watson, as affiliated persons of the Advisor, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-575-4800.

THE SHEPHERD STREET EQUITY FUND
================================================================================
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2006) and held until the end of the period (September 30, 2006).

The table following illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a front-end sales load. However, a redemption fee of 0.5% is applied on the sale of shares held for less than six months.

THE SHEPHERD STREET EQUITY FUND
================================================================================
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (Continued)

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                                    Beginning        Ending
                                  Account Value   Account Value   Expenses Paid
                                  April 1, 2006   Sept. 30, 2006  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00        $  969.80         $ 5.68

Based on Hypothetical 5% Return
    (before expenses)               $1,000.00        $1,019.30         $ 5.82
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of (1.15%) for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT AND
OPERATING SERVICES AGREEMENT (UNAUDITED)

The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Directors who are not interested persons of the Fund (the "Independent Directors") voting separately, annually review and approve the Investment Advisory Agreement and the Operating Services Agreement (collectively, the "Agreements") between the Fund and the Advisor. At an in-person meeting held on August 22, 2006, the Agreements were reviewed and approved by the Board of Directors. The information, material facts and conclusions that formed the basis for the Directors' decision to approve the Agreements for an additional one-year term is described below.

1. THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISOR. The Board reviewed the services being provided by the Advisor to the Fund including, without limitation, its investment advisory and administrative services since the Fund's inception, its coordination of services and distribution efforts for the Fund over the years, and its provision of officers to the Fund (including the Fund's chief compliance officer) without additional compensation. The Board considered the responsibilities of the Advisor under the Investment Advisory Agreement and the Operating Services Agreement and the Advisor's compensation under each of the Agreements. In addition, the Board reviewed the Advisor's Form ADV, discussing the background and experience of the Advisor's key investment and operating personnel. After reviewing the foregoing information, the Directors concluded that the quality, extent and nature of the services provided by the Advisor were satisfactory and adequate for the Fund.

2. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISOR. The Board compared the performance of the Fund with the performance of its benchmark index (S&P 500 Index) and comparable funds managed by other advisers over various periods ended June 30, 2006. The Board also considered the consistency of the Advisor's management of the Fund with the Fund's investment objective and policies, the long-term performance of the Fund and the Fund's Morningstar ratings. The Board considered the Fund's recent underperformance and the Advisor's rationale for such performance. The Board concluded that the long-term investment performance of the Fund and the Advisor was satisfactory.

3. THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND. The Board considered the Advisor's staffing, personnel and methods of operations; the financial condition of the Advisor and the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset levels of the Fund; and the overall expenses of the Fund. The Board reviewed the rate of the advisory fee paid by the Fund under the Investment Advisory Agreement and compared it to the average advisory fee ratios of similar mutual funds as reported

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD REVIEW OF INVESTMENT  ADVISORY  AGREEMENT AND
OPERATING SERVICES AGREEMENT (UNAUDITED) (Continued)

     by Morningstar, Inc. The Board also reviewed information that compared the total operating expense ratio of the Fund with average expense ratios of representative funds, noting that the Fund's overall expense ratio (1.15%) is below the average expense ratio (1.26%) and median expense ratio (1.20%) for funds categorized by Morningstar as large-cap growth funds. The Board also reviewed comparative information on large-cap growth funds with less than $50 million in net assets, finding that the Fund's overall expense ratio (1.15%) is well below the average expense ratio (1.48%) and median expense ratio (1.34%) for funds with assets of this level. The Board took into account the Fund's "unified" fee structure, whereby the Fund pays the Advisor a fee for its administration services and a fee for its advisory services and the Advisor is responsible for paying the Fund's operating expenses. The Board discussed the Advisor's analysis of its revenues and expenses with respect to the Fund for the past six calendar years and for the first six months of 2006, noting that most of the expenses included in this analysis are directly related to the Advisor's provision of services to the Fund, but that a few expenses, most notably salary expense, represent a reasonable allocation of indirect costs. The Board recognized that the Advisor is realizing a small profit with respect to its services to the Fund, but noted that the Advisor has incurred significant losses over the life of the Fund. The Board also reviewed a recent balance sheet of the Advisor, which was provided by the Advisor in order to indicate its financial viability.

     The Board also discussed the Fund's brokerage arrangements, noting that the Advisor has not entered into any "soft dollar" arrangements for research or other services. The Board reviewed the indirect benefits accruing to the Advisor from the Investment Advisory Agreement, noting that the Advisor likely receives increased exposure and improved verifiability of its investment results as a result of managing the Fund. The Board determined that the value of these benefits is very difficult to quantify.

     After  consideration  and  discussion  of  the  foregoing,   the  Directors
     concluded that the fees paid to the Advisor by the Fund were fair and reasonable.

4. THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER ADVISORY FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFITS OF THE FUND'S INVESTORS. The Board considered the Fund's unified fee structure, which limits the Fund's expenses. The Board noted that in past years the Advisor effectively received no management fee or less than its full management fee because it was paying the Fund's operating expenses under the unified fee structure. The Board discussed that, while the Fund does not have specific fee breakpoints at higher asset levels, the Fund's fees at its current asset levels were lower than the Fund's overall category average, even though the average includes many funds that are substantially larger than the Fund. The Board

THE SHEPHERD STREET EQUITY FUND
================================================================================
BOARD REVIEW OF INVESTMENT  ADVISORY  AGREEMENT AND
OPERATING SERVICES AGREEMENT (UNAUDITED) (Continued)

     further noted that the Advisor had suggested and voluntarily agreed to lower the amount of the unified fee several years ago and that, if the Fund begins to grow in assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Investment Advisory Agreement and/or the Operating Services Agreement. The Board concluded that the Fund's fee arrangements with the Advisor, while not specifically reducing at higher asset levels, nevertheless were structured for the benefit of stockholders, particularly if the Fund's assets were to unexpectedly drop precipitously.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Directors, including a majority of Independent Directors, concluded that the Fund's Agreements with the Advisor are fair and reasonable, and that the renewal of the Agreements was in the best interests of the Fund and its shareholders.

                              INVESTMENT ADVISOR:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                            Kilpatrick Stockton LLP
                              3737 Glenwood Avenue
                                   Suite 400
                               Raleigh, NC 27612

   A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the Securities and
     Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC's website at http://www.sec.gov.

  The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-575-
  4800. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                     PART C
                                OTHER INFORMATION

ITEM 23 EXHIBITS

A.   ARTICLES OF INCORPORATION.
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

B.   BYLAWS
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

C.   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS
          Incorporated herein by reference to By-laws.

D.   INVESTMENT ADVISORY AGREEMENTS
          Investment Advisory Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998: Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

E.   UNDERWRITING CONTRACTS
          Distribution Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Distributors, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

F.   BONUS OR PROFIT-SHARING CONTRACTS
          Not Applicable

G.   CUSTODIAN AGREEMENTS
          Custody Agreement between the Company, Salem Investment Counselors, Inc. and U.S. Bank N.A. (formerly Firstar Bank), dated December 15, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

H.   OTHER MATERIAL CONTRACTS
     (1) Operating Services Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998 and amended and restated as of November 1, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
     (2) Transfer Agent and Shareholder Services Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
     (3) Fund Accounting Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
     (4) Administration Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

I.   LEGAL OPINION
          Incorporated herein by reference from Pre-Effective Amendment No. 1, filed on August 26, 1998.

J.   OTHER OPINIONS
          Consent  of  Independent   Registered  Public  Accounting  Firm--Filed
          herewith

K.   OMITTED FINANCIAL STATEMENTS
          Not Applicable

L.   INITIAL CAPITAL AGREEMENTS
          Incorporated herein by reference to Pre-Effective Amendment No. 3, filed on September 30, 1998.

M.   RULE 12B-1 PLAN
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

N.   RULE 18F-3 PLAN
          Not applicable

O.   RESERVED

P.   CODES OF ETHICS
     (1) Code of Ethics of Registrant: Incorporated herein by reference to Post-Effective Amendment No. 8, filed on December 2, 2005.
     (2) Code of Ethics of Salem Investment Counselors, Inc.: Incorporated herein by reference to Post-Effective Amendment No. 8, filed on December 2, 2005.

     (3)  Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith

OTHER EXHIBITS   Powers of Attorney: Incorporated herein by reference  to  Post-
                 Effective Amendment No. 8, filed on December 2, 2005.

ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     No person is directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 25 INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of Maryland authorizes the Registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the Bylaws of the Registrant (Exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the Registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the Bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The indemnification provisions relative to Salem Investment Counselors, Inc., Registrant's investment adviser, and Ultimus Fund Distributors, LLC, Registrant's principal underwriter, are incorporated herein by reference to the Investment Advisory Agreement (see Item 22(d)) and the Distribution Agreement (see Item 22 (e)).

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Salem Investment Counselors, Inc. and each director and officer of Salem Investment Counselors, Inc. have no business or other connections other than to render services as an investment adviser and counselor.

ITEM 27 PRINCIPAL UNDERWRITERS.

     (a)  Ultimus Fund Distributors,  LLC (the  "Distributor")  also acts as the
          principal   underwriter  for  the  following   registered   investment
          companies:

          Profit Funds Investment Trust     CM Advisers Family of Funds
          Williamsburg Investment Trust     Church Capital Investment Trust
          Hussman Investment Trust          The Cutler Trust
          The GKM Funds                     Schwartz Investment Trust
          The Berwyn Funds                  The Destination Funds
          Oak Value Trust                   Black Pearl Funds
          Veracity Funds                    Surgeons Diversified Investment Fund
          TFS Capital Investment Trust

     (b) The following are the directors and officers of the Distributor. The principal business address of each is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

                              Positions and Offices           Positions
          Name                With Distributor                With Registrant
          ----                ----------------                ---------------
          Robert G. Dorsey    Managing Director/President     Assistant Vice President
          Mark J. Seger       Managing Director/Treasurer     Assistant Treasurer
          John F. Splain      Managing Director/Secretary     Assistant Secretary
          Theresa M. Bridge   Vice President                  Assistant Treasurer
          Wade R. Bridge      Vice President                  Assistant Secretary
          Steven F. Nienhaus  Vice President                  None
          Tina H. Bloom       Vice President                  None
          Craig J. Hunt       Vice President                  Assistant Vice President

     (c)  Not Applicable

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS.

     Ultimus Fund Solutions, LLC
     225 Pictoria Drive, Suite 450
     Cincinnati, Ohio 45246

     Ultimus Fund Distributors, LLC
     225 Pictoria Drive, Suite 450
     Cincinnati, Ohio 45246

     Salem Investment Counselors, Inc.
     480 Shepherd Street
     Winston-Salem, North Carolina 27103

     U.S. Bank N.A.
     425 Walnut Street
     Cincinnati, Ohio 45202

ITEM 29 MANAGEMENT SERVICES.

     Not Applicable

ITEM 30 UNDERTAKINGS.

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Winston-Salem and State of North Carolina, on the 29th day of January, 2007.

                                THE SHEPHERD STREET FUNDS, INC.

                                /s/ David B. Rea
                                -------------------------------
                                David B. Rea, President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name                           Title                          Date
---------------------------    ---------------------------    --------------------------

/s/ David B. Rea               President and Director         January 29, 2007
---------------------------    (Chief Executive Officer)
DAVID B. REA


/s/ William R. Watson          Director and Vice President    January 29, 2007
---------------------------
WILLIAM R. WATSON


         *                     Director
---------------------------
JAMES T. BROYHILL


         *                     Director
---------------------------
JAMES G. HANES III
                                                              /s/ John F. Splain
                                                              --------------------------
                                                              John F. Splain
         *                                                    Director Attorney-in-fact*
JAMES L. HILMER                Director                       January 29, 2007
---------------------------


         *                     Director
---------------------------
J. PAUL BREITBACH


/s/ Jeffrey C. Howard          Secretary and Treasurer        January 29, 2007
---------------------------    (Chief Financial Officer)
JEFFREY C. HOWARD

                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION

23(j)          Consent of Independent Registered Public Accounting Firm

23(p)(3)       Code of Ethics of Ultimus Fund Distributors, LLC